Provisions	12 Months Ended
Dec. 31, 2021
Provisions
Provisions

14. Provisions

		Asset
		Retirement
in EUR	Warranties*	Obligation	Other	Total
Balance at January 1, 2020	516,581	134,476	1,477,253	2,128,310
Additions	576,198	—	—	576,198
Reversals	(65,264)	—	—	(65,264)
Usage	(451,317)	—	(1,478,922)	(1,930,239)
Unwinding of discount	—	1,993	—	1,993
Currency translation effect	(258)	(685)	1,669	726

Balance at December 31, 2020	575,940	135,784	—	711,724
Non-current	—	135,784	—	135,784
Current	575,940	—	—	575,940
Total	575,940	135,784	—	711,724

Balance at January 1, 2021	575,940	135,784	—	711,724
Additions	639,263	—	432,311	1,071,574
Reversals	(438)	—	—	(438)
Usage	(575,502)	—	—	(575,502)
Unwinding of discount	—	2,026	—	2,026
Acquisition of a subsidiary	18,000	—	—	18,000
Currency translation effect	(269)	3,059	—	2,790

Balance at December 31, 2021	656,994	140,869	432,311	1,230,174
Non-current	—	140,869	—	140,869
Current	656,994	—	432,311	1,089,305
Total	656,994	140,869	432,311	1,230,174

*Certain amounts have been reclassified from a net presentation to a gross presentation to present more relevant information.

During the year ended December 31, 2021, the group recognized an onerous contract provision in the amount of TEUR 432 due to two contracts with a potentially negative margin. Most likely, the expected timing of outflows will be during the financial year 2022.

The provision for warranties relates mainly to products sold during the respective year. The provision has been estimated based on historical warranty data associated with similar products and services. The Group expects to settle these obligations over the next year.

Furthermore, the Group has asset retirement obligations to return certain of the Group’s premises to their original condition. The asset retirement obligation is not expected to be fulfilled in less than five years.